CONCERT INVESTMENT SERIES
CONCERT PEACHTREE GROWTH FUND
CONCERT SOCIAL AWARENESS FUND
SMITH BARNEY APPRECIATION FUND
SMITH BARNEY CONCERT ALLOCATION SERIES INC.
SMITH BARNEY EXCHANGE RESERVE FUND
SMITH BARNEY INVESTMENT GRADE BOND FUND
SMITH BARNEY MONEY FUNDS, INC. -CASH PORTFOLIO

SUPPLEMENT DATED OCTOBER 22, 1998 TO PROSPECTUSES*

The following information supplements, and to the extent inconsistent therewith, supercedes the information contained in the Prospectus under "Purchase of Shares."

"Upon completion of certain automated systems, initial purchases of Fund shares may be made by wire.
The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments
Inc. Registered Representative must contact the Sub-
Transfer Agent at (800) 665-8677 to obtain proper wire instructions.

Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the Sub-Transfer Agent at (800) 544-
5445 to obtain proper wire instructions.

	SUBSEQUENT INVESTMENTS BY TELEPHONE

	"Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact the Sub-
Transfer Agent at (800) 544-5445 between 9:00 a.m.
and 6:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize the Sub-Transfer agent to transfer funds from the bank account provided for the amount of the purchase. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS or the Sub-Transfer Agent. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $25 by PFS or the Sub-
Transfer Agent. Subsequent investments by telephone may not be available if the shareholder cannot reach the Sub-Transfer Agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.


The following information replaces the last paragraph contained in the Prospectus under "Exchange Privilege."


"Upon completion of certain automated systems, shareholders who establish telephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application.
Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. Each Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders."

The following paragraph is inserted after the 5th paragraph and before the 6th paragraph in the Prospectus under "Redemption of Shares" except in the Smith Barney Money Funds, Inc. - Cash portfolio Prospectus, where it is inserted after the 4th paragraph.

"A shareholder may utilize the Sub-Transfer Agent's
Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 45 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting the Sub-Transfer Agent at (800)
544-5445 between 9:00 a.m. and 6:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach the Sub-Transfer Agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above."

The following paragraph replaces the last paragraph in the Prospectus under "Redemption of Shares."

"After following the above-stated redemption guidelines, a shareholder may elect to have the redemption proceeds transferred via Wire or ACH directly to the shareholder's bank account of record
(defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the Fund. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. A $25 service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire redemption. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers."

"Additional Information regarding Telephone
Redemption Program. Neither the Series or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Series reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven
(7) days prior notice to shareholders."

PROSPECTUS DATES*

CONCERT INVESTMENT SERIES						February 27, 1998
CONCERT PEACHTREE GROWTH FUND					April 30, 1998
CONCERT SOCIAL AWARENESS FUND					May 29, 1998
SMITH BARNEY APPRECIATION FUND 					April 30, 1998
SMITH BARNEY CONCERT ALLOCATION SERIES INC.		May 29, 1998
SMITH BARNEY EXCHANGE RESERVE FUND				November 28, 1998
SMITH BARNEY INVESTMENT GRADE BOND FUND			April 30, 1998
SMITH BARNEY MONEY FUNDS, INC. -CASH PORTFOLIO		April 30, 1998


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